EPOXY INC.

NOTICE OF STOCK AWARD  GRANT

UNLESS  OTHERWISE  DEFINED  HEREIN,  THE  TERMS  DEFINED  IN THE  EPOXY INC. 2014 STOCK OPTION AND STOCK AWARD PLAN SHALL HAVE THE SAME DEFINED  MEANINGS  IN THE  ATTACHED  STOCK  AWARD  AGREEMENT,  OF WHICH  THIS  NOTICE  OF STOCK  AWARD GRANT IS A PART.

I. NOTICE OF STOCK AWARD GRANT:

                ,  you  have  been  granted  a stock  award  of the Common Stock (the "Common Stock") of Epoxy Inc., subject to the terms and conditions  of the Epoxy Inc. 2014 Stock  Option and Stock  Award  Plan  and the attached Stock Award Agreement as follows:

Grant Number:
Date of Grant:
Vesting Commencement Date:
Total number of Award shares granted:
Term/Expiration Date:

VESTING SCHEDULE: This Award may be issued, in whole or in part, in accordance with the following schedule:

STOCK AWARD AGREEMENT RECITALS

A.  The Board of Directors of  Epoxy Inc. (the "Company"), have adopted the 2014 Stock  Option and  Stock  Award Plan  (the "Plan")  for  the  purpose  of  retaining  the services  of selected  Directors,  Officers, Employees  and  Consultants  and  other  independent  advisors  who  provide services to the Company (or any Subsidiary) (the "Awardee").

B. Awardee has rendered valuable services to the Company (or a Subsidiary), and this Stock Award Agreement (this "Agreement")   is executed pursuant to, and is intended to carry out the purposes of  the Plan in connection with the Company's grant of a stock award to a director of the Company (the "Awardee").

C. All capitalized  terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE,  it is hereby agreed as follows:

1.     GRANT OF STOCK AWARD. The Company hereby grants to Awardee, as of the Grant Date, a stock award for the number of Award Shares  specified  in the Grant Notice. The Award Shares shall be issued from time to time during the vesting term specified in Paragraph 2.

2.      AWARD TERM. This award shall have a maximum  term of two (2) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration  Date as defined  in the Notice of Grant, unless sooner terminated in accordance with Paragraph 5 or 6.

3.       LIMITED TRANSFERABILITY.

(a) This award shal1 be neither transferable nor assignable by Awardee other than by will or by the laws of descent and distribution following Awardee's death and will be only be granted  during Awardee's lifetime.

4.    DATES OF ISSUANCE. This award shall be granted for the Award Shares in one or more installments as specified in the Grant Notice.

5.       CESSATION OF SERVICE. The award term specified in Paragraph 2 shall terminate (and this award shall cease to be outstanding)  prior to the Expiration  Date should  any of the following  provisions become applicable:

(a)  Should  Awardee  die  while holding  this award,  then any awards  not  vested  will  immediately terminate;

(b) Should Awardee cease Service by reason of Permanent  Disability, then the award shall be pro rated for the time period served and pro rata issued to the date of cessation of service;

(c) Should Awardee's  Service be terminated either  by the Awardee or by the Company other than Misconduct  then this award shall automatically expire and the award shall be pro-rated for the time period served and pro rata issued to the date of termination, and

(d)  Should  Awardee's  Service  be  terminated  for  Misconduct,   then  this  award  shall  terminate immediately and cease to remain outstanding on the date of termination and shall not be pro-rated.

6.       SPECIAL ACCELERATION OF AWARD.

(a) This award, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully issued, shall automatically accelerate so that this award shall, immediately prior to the effective date of such Corporate Transaction, become issuable for all of the Award Shares at the time subject to this award as fully vested shares of Common Stock. No such acceleration of this award shall occur, however, if and to the extent:  (i)  this award  is, in connection  with the Corporate  Transaction,  to be assumed  by  the successor company  (or  parent  thereof),  or  (ii)  this award  is to be  replaced  with  a cash  incentive  program  of  the successor company which preserves the value existing at the time of the Corporate Transaction  on the Award Shares  for  which this award  is not otherwise  at that time  issuable  (the Fair Market  Value  of the Award Shares) and provides for subsequent payout in accordance with the same award/vesting  schedule set forth in the Grant Notice.

(b) Immediately following the Corporate Transaction, this award shall terminate and cease to be outstanding, except to the extent assumed by the successor company (or parent thereof)  in connection  with the Corporate Transaction.

(c) If this award is assumed in connection with a Corporate Transaction, then this award shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Awardee in consummation  of such Corporate Transaction  had the award  been issued immediately  prior to such Corporate Transaction,  PROVIDED  the aggregate  award shall remain the same.

(d)  This  Agreement  shall  not  in any  way affect  the  right  of  the Company  to adjust,  reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate,  dissolve,  liquidate or sell or transfer all or any part of its business or assets.

7.    INVOLUNTARY  TERMINATION  FOLLOWING  CORPORATE  TRANSACTION/CHANGE IN CONTROL.

(a)       To the extent  the Award  is, in connection  with a Corporate  Transaction,  to be assumed  in accordance with Paragraph 6 of the Award Agreement, the Award shall not accelerate upon the occurrence of that Corporate Transaction, and the Award shall accordingly continue, over Awardee's period of Service after the  Corporate  Transaction,   to  become  issuable  for  the  Award  Shares  in  one  or  more  installments   in accordance   with  the  provisions  of  the  Award  Agreement.  However,  immediately  upon  an  Involuntary Termination  of Awardee's Service  within eighteen  (18) months following  such Corporate  Transaction,  the assumed Award, to the extent outstanding at the time but not otherwise fully issuable, shall automatically accelerate so that the Award shall become immediately issuable for all the Award Shares at the time subject to the Award and may be issued for any or all of those Award Shares as fully vested shares.

(b)       The Award shall not accelerate  upon the occurrence of a Change in Control, and the Award shall, over Awardee's period of Service following such Change in Control continue to become issuable for the Award Shares in one or more installments  in accordance  with the provisions of the Award Agreement. However, immediately  upon an Involuntary Termination  of Awardee's Service within eighteen  (18) months following  the Change  in Control, the Award, to the extent outstanding  at the time but not otherwise  fully issuable,  shall  automatically  accelerate  so that  the Award shall  become  immediately  issuable  for  all  the Award Shares at the time subject to the Award and may be issued for any or all of those A ward Shares as fully vested shares.

    (c)     The provisions of this Paragraph 7 shall govern the period for which the Award is to remain issuable following  the Involuntary Termination  of Awardee's Service within eighteen  (18) months after the Corporate Transaction  or Change in Control and shall supersede any provisions to the contrary in Paragraph 5 of the Award Agreement.

8.     ADJUSTMENT  IN AWARD SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting  the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this award and thereby preclude a dilution or enlargement of benefits hereunder.

9.     STOCKHOLDER  RIGHTS. The holder of this award shall not have any stockholder rights with respect to the Award Shares until such person sha11 have become a holder of record of the issued shares.

10.  COMPLIANCE  WITH LAWS AND REGULATIONS.

 The issuance of the Award Shares  shall be subject to compliance by the Company and Awardee with all applicable  requirements  of law  relating  thereto and  with all applicable  regulations  of any  stock exchange  on which  the Common  Stock  may be listed for trading at the time of such issuance.

11.         SUCCESSORS  AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3, 6 and 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors  and assigns and Awardee, Awardee's assigns, the legal representatives,  heirs and legatees of Awardee's estate and any beneficiaries of this award designated by Awardee.

12.        NOTICES.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices.  Any notice required  to be given or delivered  to Awardee  shall be in writing and addressed  to Awardee  at the address indicated below.  All notices shall be deemed effective upon personal delivery or upon deposit either in the U.S. or Canadian mail, postage prepaid and properly addressed to the party to be notified.

13.      CONSTRUCTION. This Agreement and the award evidenced  hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this award.

14.       GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed  by the laws of the State of Nevada without resort to that State's conflict-of-laws rules.

15.       EXCESS SHARES.  If the Award Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this award shall be void with respect to those excess shares, unless stockholder approval of an amendment  sufficiently  increasing  the  number  of  shares  of  Common  Stock  issuable  under  the  Plan  is obtained in accordance with the provisions of the Plan.

Dated: October 17, 2014

Epoxy Inc.                                                                                  Awardee:
Dave Gasparine                                                                         Residential address:

APPENDIX

The following definitions shall be in effect under the Agreement:

A. AGREEMENT shall mean this Stock Award Agreement.

 B. BOARD shall mean the Company's Board of Directors.

C. CHANGE  IN CONTROL  shall be deemed  to occur  in the event  of a change  in ownership  or control of the Company effected through either of the following transactions:

(A) the acquisition,  directly or indirectly, by any person or related group of persons (other than the Company  or  a  person  that directly  or indirectly  controls,  is controlled  by, or  is under  common control  with,  the Company)  of  beneficial  ownership  (within  the meaning  of Rule  13d-3 of the Securities Exchange  Act of  1934,  as amended)  of  securities  possessing  more than  fifty  percent  (50%)  of  the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders, or

(B) a change  in the composition  of the Board over a period of thirty-six (36) consecutive months or  less such  that a  majority  of  the  Board  members  ceases,  by  reason  of one  or  more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i)  who were still in office at the time the Board approved such election or nomination.

D.  COMMON STOCK shall mean shares of the Company's Common Stock.

E.   CORPORATE   TRANSACTION   shall   mean  either  of  the  following   stockholder-approved transactions  to which the Company  is a party: (i) a merger or consolidation  in which securities  possessing more than fifty percent (50%) of the total combined  voting power of the Company's outstanding  securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction,  or (ii) the sale, transfer  or other disposition  of all or substantially  all of the Company's assets in complete liquidation or dissolution of the Company.

F. COMPANY  shall mean Epoxy Inc., a Nevada Company, and any successor company to all or substantially  all of the assets or voting stock  of Epoxy Inc. which shall by appropriate  action adopt the Plan.

G.  CONSULTANT  shall mean an individual  who is retained by the Company (or any Subsidiary), subject to the control and direction of the Company (or any Subsidiary) as to the work to be performed and the manner and method of performance.

H.  EMPLOYEE shall mean an individual who is in the employ of the Company (or any Subsidiary), subject  to the control  and direction  of the employer  entity  as to both  the work to be performed  and  the manner and method of performance.

I. ISSUANCE DATE shall mean the date on which the award shall have been issued in accordance with the Grant Notice.

J.  EXPIRATION  DATE shall mean the date on which the award expires as specified in the Grant Notice.

   K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance  with the following  provisions:  (i) If the Common  Stock  is at the time traded  on  the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question,  as the price is reported  by the National Association  of Securities Dealers  on  the Nasdaq  National  Market  or as reported  on an automated  quotation  system.  If there  is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists, or (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions  on such exchange. If there is no closing selling price for the Common Stock on the date in question,  then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

L. GRANT DATE shall mean the date of grant of the award as specified in the Grant Notice.

M. GRANT NOTICE shall mean the Notice of Grant of Stock Award accompanying the Agreement, pursuant to which Awardee has been informed of the basic terms of the award evidenced hereby.

N. INVOLUNTARY TERMINATION  shall mean the termination  of Awardee's Service by reason  of:

(A)	Awardee's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or
(B)
Awardee's  voluntary  resignation  following (a) a change in Awardee's position with the Company (or Parent or Subsidiary employing Awardee) which materially reduces Awardee's duties and responsibilities or the level of management to which Awardee reports, (b) a reduction in Awardee's level of compensation (including base salary, fringe benefits and target bonus under any corporate performance based bonus or incentive programs)  by more than fifteen percent (15%) or (c) a relocation of Awardee's place of employment  by  more than fifty  (50)  miles, provided  and  only  if such change,  reduction  or relocation  is effected by the Company without Awardee's consent.

     0. MISCONDUCT  shall mean the commission  of any act of fraud, embezzlement  or dishonesty by Awardee, any unauthorized use or disclosure by Awardee of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by Awardee adversely affecting the business or affairs of the Company (or any Parent of Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or Subsidiary) may consider as grounds for the dismissal or discharge of Awardee or any other individual in the Service of the Company (or any Parent or Subsidiary).

P. AWARD SHARES  shall mean the number of shares of Common Stock subject to the award as specified in the Grant Notice.

Q. AWARDEE shal1 mean the person to whom the award is granted as specified in the Grant Notice.

R. PARENT shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of the·· determination,  stock  possessing  fifty percent (50%)  or more of the total combined  voting power of all classes of stock in one of the other Companies in such chain.

S. PERMANENT  DISABILITY  shall  mean the inability of Awardee to engage  in any substantial gainful activity by reason of any medically determinable  physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

T. PLAN shall mean the Company's 2014 Stock Option and Stock Award Plan.

U. PLAN ADMINISTRATOR  shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan, or such other person as designated by the Board as administrator.

V. SERVICE shall mean the Awardee's performance of services for the Company (or any Parent or Subsidiary)  in the capacity  of  an  Employee,  a  non-employee  member  of  the board  of  directors,  a non employee officer or a consultant or independent advisor.

W. SUBSIDIARY  shall  mean  any  company  (other  than  the  Company)  in an  unbroken  chain  of companies  beginning  with  the  Company,  provided  each  company  (other  than  the  last  company)  in  the unbroken chain owns, at the time of the determination,  stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.